                                                                     EXHIBIT 1.1



                                     SHELF

                             UNDERWRITING AGREEMENT


                                                            _____________, 199__


Mattel, Inc.
333 Continental Boulevard
El Segundo, California  90245-5012

Dear Sirs:

     We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Mattel, Inc., a Delaware corporation (the "Company"), proposes to issue and sell [Currency and Principal Amount] aggregate initial offering price of [Full title of Debt Securities] (the "Debt Securities"). The Debt Securities will be issued pursuant to the provisions of an Indenture dated as of February 15, 1996 (the "Indenture") between the Company and Chemical Trust Company of California, as Trustee (the "Trustee").

     Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the respective principal amounts of Debt Securities set forth below opposite their names at a purchase price of ____% of the principal amount of Debt Securities [, plus accrued interest, if any, from [Date of Debt Securities] to the date of payment and delivery]/1/:




                                                        Principal Amount of
Name                                                      Debt Securities
----                                                    -------------------
[Insert syndicate list]
                           Total....................
                                                        ===================

------------------
/1/  To be added only if the transaction does not close flat.

          [The principal amount of Debt Securities to be purchased by the several Underwriters shall be reduced by the aggregate principal amount of Debt Securities sold pursuant to delayed delivery contracts.]/2/

          The Underwriters will pay for the Debt Securities [(less any Debt Securities sold pursuant to delayed delivery contracts)] on _______________, 199__, or at such other time, not later than 5:00 p.m. (New York time) on _______________, 199__, as shall be designated by the Manager. The time and date of such payment and delivery are hereinafter referred to as the Closing Date./3/

          The Debt Securities shall have the terms set forth in the Prospectus dated _____________, 199__, and the Prospectus Supplement dated _______________, 199__, including the following:

Terms of Debt Securities
------------------------

     Maturity Date:

     Interest Rate:

     Redemption Provisions:

     Interest Payment Dates:    _______________ __ and
                                _______________ __ commencing
                                _______________ __, ____
                                [(Interest accrues from
                                _______________ __, ____)]/4/



     Form and Denomination:

     [Other Terms:]

          [The commission to be paid to the Underwriters in respect of the Debt Securities purchased pursuant to delayed delivery contracts arranged by the Underwriters shall be ___% of the principal amount of the Debt Securities so purchased.]/5/

------------------
/2/  To be added only if delayed delivery contracts are contemplated.

/3/ This paragraph would have to be modified for any Debt Securities that are to be issued in bearer form.

/4/  To be added only if the transaction does not close flat.

/5/  To be added only if delayed delivery contracts are contemplated.

          All provisions contained in the document entitled "Mattel, Inc. Underwriting Agreement Standard Provisions (Debt Securities)" dated _______________, 199__, a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control and (ii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

     Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                                 Very truly yours,

                                 MANAGER


                                 Acting severally on behalf of themselves and the several Underwriters named herein

                                 By: MANAGER


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:


Accepted:

MATTEL, INC.


By:
   -----------------------------
   Name:
   Title:

                                  MATTEL, INC.

                             UNDERWRITING AGREEMENT

                              STANDARD PROVISIONS
                               (DEBT SECURITIES)



                                                          _______________, 199__



          From time to time, Mattel, Inc., a Delaware corporation (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein.
The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein sometimes referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-_______________) for the registration of the Debt Securities under the Securities Act of 1933, as amended (the "Securities Act") and the offering thereof from time to time in accordance with Rule 415 of the Rules and regulations of the Commission promulgated pursuant to the Securities Act. Such registration statement (and any further registration statements which may be filed by the Company for the purpose of registering additional Notes and in connection with which this Agreement is included or incorporated by reference as an exhibit), including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Securities Act or otherwise, are referred to herein as the "Registration Statement." The Company has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Debt Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"). The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Debt Securities, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. If the Company elects to rely on Rule 434 promulgated pursuant to the Securities Act, all references to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the term sheet, taken together, provided to the Agents by the Company in reliance on such Rule 434 (the "Rule 434 Prospectus"). Unless the context otherwise requires, all references in this Agreement to documents, financial statements and schedules and other information which is "contained," "included," "stated," "described in," or "referred to" in the Registration Statement or the Prospectus shall be deemed to mean and include all such documents, financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to "amendments" or "supplements" to the Registration Statement or Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act after the date of this Agreement which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. If the Company files a registration statement to register a portion of the Notes and relies on Rule 462(b) promulgated pursuant to the Securities Act for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be to both the registration statement referred to above (No. 333-___________) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the Securities Act.

          The term Contract Securities means the Debt Securities to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule I hereto, with such changes therein as the Company may approve (the "Delayed Delivery Contracts"). The term "Underwriters' Securities" means the Debt Securities other than Contract Securities.

          1. Representations and Warranties. The Company represents and warrants
             -------------------------------
to each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened to the Company by the Commission.

          (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and
     (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph
     (b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee.

          (c) The financial statements of the Company and its subsidiaries set forth in the Registration Statement and Prospectus fairly present the financial condition of the Company and its subsidiaries as of the dates indicated and the results of operations and changes in financial position for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein).

          (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (e) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus except to the extent that the failure of any such subsidiary, singly or in the aggregate, to be so duly incorporated or validly existing or to have such corporate power and authority, would not have a material adverse effect on the Company and its subsidiaries taken as a whole or on the business of the Company and its subsidiaries taken as a whole. Each subsidiary of the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure of any such subsidiary, singly or in the aggregate, to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole or on the business of the Company and its subsidiaries taken as a whole.

          (f) This Agreement has been duly authorized, executed and delivered by the Company.

          (g) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (h) The Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms except as
     (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          (i) The Debt Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of the Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Debt Securities and the Delayed Delivery Contracts will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Debt Securities or the Delayed Delivery Contracts, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Debt Securities.

          (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

          (l) There are no legal or governmental proceedings pending or threatened to the Company to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement, the Prospectus or any documents incorporated by reference in the Registration Statement or the Prospectus that are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Prospectus or any documents incorporated by reference in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

          (m) The Company and its subsidiaries own or possess the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names presently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change, or any notice of any other development with respect to the foregoing involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole, except as may be described in writing to, and accepted for exclusion by, the Manager.

          (n) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          (o) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (p) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (q) Neither the Company nor any of its subsidiaries has, directly or indirectly, paid or delivered any fee, commission or other sum of money or item or property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the business, assets or operations of Company or any of its subsidiaries, which is, or may be with the passage of time or discovery, illegal under any federal, state or local laws of the United States (including without limitation the U.S. Foreign Corrupt Practices' Act) or any other country having jurisdiction; and neither the Company nor any of its subsidiaries has participated, directly or indirectly, in any boycotts or other similar practices affecting any of its actual or potential customers.

          (q) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

          2.   Delayed Delivery Contracts.  If the Prospectus provides for sales
               --------------------------
of Debt Securities pursuant to Delayed Delivery Contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to Delayed Delivery Contracts. Delayed Delivery Contracts may be entered into only with institutional investors approved by the Company of the types set forth in the Prospectus. On the Closing Date, the Company will pay to the Manager as compensation for the accounts of the Underwriters the commission set forth in the Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contracts.

          If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the aggregate amount of Debt Securities to be purchased by the several Underwriters shall be reduced by the aggregate amount of Contract Securities; such reduction shall be applied to the commitment of each Underwriter pro rata in proportion to the amount of Debt Securities set forth opposite such Underwriter's name in the Underwriting Agreement, except to the extent that the Manager determines that such reduction shall be applied in other proportions and so advises the Company; provided, however, that the total amount
                                        --------  -------
of Debt Securities to be purchased by all Underwriters shall be the aggregate amount set forth above, less the aggregate amount of Contract Securities.

          3.   Public Offering.  The Company is advised by the Manager that the
               ---------------
Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

          4.   Purchase and Delivery.  Except as otherwise  provided in this
               ---------------------
Section 4, payment for the Underwriters' Securities shall be made by certified or official bank check or checks payable to the order of the Company in New York Clearing House funds at the time and place set forth in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Underwriters' Securities, registered in such names and in such denominations as the Manager shall request in writing not less than two full business days prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Underwriters' Securities to the Underwriters duly paid.

          Delivery on the Closing Date of any Underwriters' Securities that are Debt Securities in bearer form shall be effected by delivery of a single temporary global Debt Security without coupons (the "Global Debt Security") evidencing the Debt Securities that are Debt Securities in bearer form to a common depositary for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euro-clear System ("Euro-clear"), and for Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL") for credit to the respective accounts at Euro-clear or CEDEL of each Underwriter or to such other accounts as such Underwriter may direct. Any Global Debt Security shall be delivered to the Manager not later than the Closing Date, against payment of funds to the Company in the net amount due to the Company for such Global Debt Security by the method and in the form set forth in the Underwriting Agreement. The Company shall cause definitive Debt Securities in bearer form to be prepared and delivered in exchange for such Global Debt Security in such manner and at such time as may be provided in or pursuant to the Indenture; provided, however, that the Global
                                          --------  -------
Debt Security shall be exchangeable for definitive Debt Securities in bearer form only on or after the date specified for such purpose in the Prospectus.

          5.   Conditions to Closing.  The several obligations of the
               ---------------------
Underwriters hereunder are subject to the following conditions:

          (a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date,

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, that, in the judgment of the Manager, is material and adverse and that makes it, in the judgment of the Manager, impracticable to market the Debt Securities on the terms and in the manner contemplated in the Prospectus.

          (b) The Manager shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

          The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

          (c) The Manager shall have received on the Closing Date an opinion of Irell & Manella, counsel for the Company, dated the Closing Date, to the effect that

                  (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in the State of California;

                  (ii) this Agreement has been duly authorized, executed and delivered by the Company;

                  (iii) the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                  (iv) the Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability;

                  (v) the Debt Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability;

                  (vi) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Debt Securities and the Delayed Delivery Contracts will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Debt Securities or the Delayed Delivery Contract except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Debt Securities;

                  (vii) to the best of such counsel's knowledge, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names presently employed by them in connection with the business now operated by the Company or its subsidiaries which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change, or notice of any other development with respect to the foregoing involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, except as may be disclosed in writing by the Company to, and accepted for exclusion by, the Manager;

                  (viii) the statements (1) in the Prospectus under the captions "Description of Debt Securities," "Plan of Distribution" and "Certain Federal Tax Consequences," and (2) in the Registration Statement under Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                  (ix) to the best of such counsel's knowledge after due inquiry, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject or any development in such proceedings that are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference in the Registration Statement or the Prospectus that are not so described and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Prospectus or any documents incorporated by reference in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required;

                  (x) the Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

                  (xi) such counsel (1) is of the opinion that each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for financial statements and schedules as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (2) is of the opinion that the Registration Statement and the Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act, the rules and regulations of the Commission thereunder and the Trust Indenture Act; and

                  (xii) no facts have come to the attention of such counsel that would lead such counsel to believe that (1) (except for financial statements and schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) the Registration Statement and the prospectus included therein at the time the Registration Statement (and the documents incorporated by reference in the Registration Statement and such prospectus) became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) (except for financial statements and schedules as to which such counsel need not express any belief) the Prospectus and the documents incorporated by reference therein as of the Closing Date contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The Manager shall have received on the Closing Date an opinion of the general counsel or the assistant general counsel of the Company, dated the Closing Date, to the effect that

                  (i) the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                  (ii) based upon opinions, oral or written, of foreign counsel, each of the subsidiaries of the Company meeting the definition of "Significant Subsidiary" under Regulation S-X of the Commission has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on such subsidiary;

                  (iii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Debt Securities and the Delayed Delivery Contracts will not contravene any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Debt Securities or the Delayed Delivery Contracts except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Debt Securities;

                  (iv) the Company and its subsidiaries own or possess the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names presently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change, or notice of any other development with respect to the foregoing involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, except as may be disclosed in writing by the Company to, and accepted for exclusion by, the Manager;

                  (v) there are no legal or governmental proceedings pending or threatened to the Company to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject or any development in such proceedings that are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference in the Registration Statement or the Prospectus that are not so described and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Prospectus or any documents incorporated by reference in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required;

                  (vi) such counsel (1) is of the opinion that each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for financial statements and schedules as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (2) is of the opinion that the Registration Statement and the Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act, the rules and regulations of the Commission thereunder and the Trust Indenture Act; and

                  (vii) no facts have come to the attention of such counsel that would lead such counsel to believe that (1) (except for financial statements and schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) the Registration Statement and the prospectus included therein at the time the Registration Statement (and the documents incorporated by reference in the Registration Statement and such prospectus) became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) (except for financial statements and schedules as to which such counsel need not express any belief) the Prospectus and the documents incorporated by reference therein as of the Closing Date contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (e) The Manager shall have received on the Closing Date an opinion of Latham & Watkins, special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (ii), (iii), (iv),
     (v), (viii) (but only as to the statements in the Prospectus under "Description of Debt Securities" and "Plan of Distribution") and (xii) of paragraph (c) above.

          With respect to the subparagraph (xii) of paragraph (c) above, Irell & Manella may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to subparagraph (xii) of paragraph (c) above, Latham & Watkins may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified.

          The opinion of Irell & Manella described in paragraph (c) above shall be rendered to the Manager at the request of the Company and shall so state therein.

          (f) The Manager shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Manager, from the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

          6.   Covenants of the Company.  In further consideration of the
               ------------------------
agreements of the Underwriters herein contained, the Company covenants as follows:

          (a) To furnish the Manager, without charge, a signed copy of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph
     (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Debt Securities, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects; provided, however, that the foregoing requirement shall not apply to any of
     --------  -------
     the Company's periodic filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act or pursuant to Item 5 (including related exhibits filed pursuant to Item 7) of Form 8-K, copies of which filings the Company will cause to delivered to the Manager promptly after being transmitted for filing with the Commission.

          (c) If, during such period after the first date of the public offering of the Debt Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters, and to the dealers (whose names and addresses the Manager will furnish to the Company) to which Debt Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Debt Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request and to maintain such qualification for as long as the Manager shall reasonably request.

          (e) To make generally available to its security holders and to the Manager as soon as practicable an earning statement covering a twelve-month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

          (f) During the period beginning on the date of the Underwriting Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Debt Securities (other than (i) the Debt Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Manager.

          (g) Whether or not any sale of Debt Securities is consummated, to pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto,
     (ii) the preparation, issuance and delivery of the Debt Securities, (iii) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel, (iv) the qualification of the Debt Securities under securities or Blue Sky laws in accordance with the provisions of
     Section 6(d), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Memoranda, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vi) any fees charged by rating agencies for the rating of the Debt Securities,
     (vii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc. and (viii) all document production charges and expenses of counsel to the Underwriters (but not including their fees for professional services) in connection with the preparation of this Agreement.

          7.   Covenants of the Underwriters.
               -----------------------------

          Each of the several Underwriters represents and agrees with the Company that:

               (i) except to the extent permitted under U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D) (the "D Rules"), (A) it has not offered or sold, and during the restricted period will not offer or sell, Debt Securities in bearer form (including any Debt Security in global form that is exchangeable for Debt Securities in bearer form) to a person who is within the United States or its possessions or to a United States person and (B) it has not delivered and will not deliver within the United States or its possessions definitive Debt Securities in bearer form that are sold during the restricted period;

               (ii) it has, and throughout the restricted period will have, in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Debt Securities in bearer form are aware that such Debt Securities may not be offered or sold during the restricted period to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules;

               (iii) if it is a United States person, it is acquiring the Debt Securities in bearer form for purposes of resale in connection with their original issuance and if it retains Debt Securities in bearer form for its own account, it will only do so in accordance with the requirements of U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6);

               (iv) if it transfers to any affiliate Debt Securities in bearer form for the purpose of offering or selling such Debt Securities during the restricted period, it will either (A) obtain from such affiliate for the benefit of the Company the representations and agreements contained in clauses (i), (ii) and (iii) or (B) repeat and confirm the representations and agreements contained in clauses (i), (ii) and (iii) on such affiliate's behalf and obtain from such affiliate the authority to so obligate it;

               (v) it will obtain for the benefit of the Company the representations and agreements contained in clauses (i), (ii), (iii) and
     (iv) from any person other than its affiliate with whom it enters into a written contract, as defined in U.S. Treas. Reg. Section 1.163-5(c) (2)
     (i) (D) (4) for the offer or sale during the restricted period of Debt Securities in bearer form; and

               (vi) it will comply with or observe any other restrictions or limitations set forth in the Prospectus on persons to whom, or the jurisdictions in which, or the manner in which, the Debt Securities may be offered, sold, resold or delivered.

All other terms used in the preceding paragraph have the meaning given to them by the U.S. Internal Revenue Code (the "Code") and regulations thereunder, including the D Rules. The restricted period is defined at U.S. Treas. Reg.
Section 1.163-5(c)(2)(i)(D)(7).

          8.  Indemnification and Contribution.  (a)  The Company agrees to
              --------------------------------
indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with investigating or defending any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to paragraph (a) above, and by the Company, in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) To the extent the indemnification provided for in paragraph (a) or
(b) of this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Debt Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Debt Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Debt Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Debt Securities. The relative fault of the Company on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Debt Securities they have purchased hereunder, and not joint.

          (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Debt Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          9.  Termination.  This Agreement shall be subject to termination, by
              -----------
notice given by the Manager to the Company, if (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse and (b) in the case of any of the events specified in clauses (a) (i) through (iv), such event, singly or together with any other such event, makes it, in the judgment of the Manager, impracticable to market the Debt Securities on the terms and in the manner contemplated in the Prospectus.

          10.  Defaulting Underwriters.  If, on the Closing Date, any one or
               -----------------------
more of the Underwriters shall fail or refuse to purchase Underwriters' Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Underwriters' Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Underwriters' Securities set forth opposite their respective names in the Underwriting Agreement bears to the aggregate amount of Underwriters' Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Underwriters' Securities
      --------
that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such amount of Underwriters' Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Underwriters' Securities and the aggregate amount of Underwriters' Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Underwriters' Securities to be purchased on such date, and arrangements satisfactory to the Manager and the Company for the purchase of such Underwriters' Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Manager or the Company shall have the right to postpone the Closing Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of the Debt Securities.

          11.  Representations and Indemnities to Survive.  The respective
               ------------------------------------------
indemnity and contribution agreements and the representations, warranties and other statements of the Company, its officers and the Underwriters set forth in this Agreement will remain in full force and effect, regardless of any termination of this Agreement, any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 and delivery of and payment for the Debt Securities.

          12.  Successors.  This Agreement will enure to the benefit of and be
               ----------
binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

          13.  Counterparts.  The Underwriting Agreement may be signed in any
               ------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          14.  Applicable Law.  This Agreement shall be governed by and
               --------------
construed in accordance with the internal laws of the State of New York.

          15.  Headings.  The headings of the sections of this Agreement have
               --------
been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                   Schedule I



                           DELAYED DELIVERY CONTRACT



                                                        ______________, 199__

Dear Sirs:

          The undersigned hereby agrees to purchase from Mattel, Inc., a Delaware corporation (the "Company"), and the Company agrees to sell to the undersigned the Company's securities described in Schedule A annexed hereto (the "Securities"), offered by the Company's Prospectus dated _______________, 199__ and Prospectus Supplement dated _______________, 199__, receipt of copies of which are hereby acknowledged, at a purchase price stated in Schedule A and on the further terms and conditions set forth in this Agreement. The undersigned does not contemplate selling Securities prior to making payment therefor.

          The undersigned will purchase from the Company Securities in the principal amount and numbers on the delivery dates set forth in Schedule A. Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date."

          Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds at the office of _______________________________, New York, N.Y., at 10:00 A.M. (New York
time) on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than three full business days prior to the Delivery Date.

          The undersigned represents and warrants to the Company that as of the date hereof the purchase of Securities to be made by the undersigned is not prohibited under the laws of the jurisdiction to which the undersigned is subject.

          The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that
(1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above of, such part of the Securities as is to be sold to them.

Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned as its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

          Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this agreement.

          This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          If this Agreement is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding agreement, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

          This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                                 Yours very truly,


                                 ------------------------------------------
                                                (Purchaser)

                                 By
                                   ----------------------------------------
                                   Name:
                                   Title:




                                 ------------------------------------------

                                 ------------------------------------------

                                 ------------------------------------------
                                                 (Address)

Accepted:

MATTEL, INC.


By
  -------------------------------

                PURCHASER --- PLEASE COMPLETE AT TIME OF SIGNING

          The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)


                                       Telephone No.
            Name                   (Including Area Code)        Department
            ----                   ---------------------        ----------


   ----------------------      ---------------------------  -------------------

                                   SCHEDULE A
                                   ----------



Securities:
----------



Principal Amounts or Numbers to be Purchased:
--------------------------------------------



Purchase Price:
--------------



Delivery Dates:
--------------